UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-01660

Prudential’s Gibraltar Fund, Inc.

(Exact name of registrant as specified in charter)

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey	07102
(Address of principal executive offices)	(Zip code)

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 12/31/2006

Date of reporting period: 12/31/2006

Item 1 – Reports to Stockholders

PRUDENTIAL’S FINANCIAL SECURITY PROGRAM

ANNUAL REPORT

DECEMBER 31, 2006

Prudential’s Gibraltar Fund, Inc.

The Prudential Insurance Company of America

751 Broad Street, Newark, NJ 07102-3777

IFS-A114428

T

his report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus and current performance results. Investors should carefully consider the contract and the Fund’s investment objective, risks, and charges and expenses before investing. The contract and the Fund prospectus contain information relating to investment objectives, risks, and charges and expenses, as well as other important information. Read them carefully before investing or sending money.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Planholders should call 888-778-2888 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on the website of the Commission at www.sec.gov and on the Fund’s website.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Planholders may obtain copies of Form N-Q filings by calling 888-778-2888.

Prudential’s Financial Security Program is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777. Prudential’s Gibraltar Fund, Inc. is distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077, member SIPC. Both are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations. Contract guarantees are based on the claims-paying ability of the issuing company.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling (800)-778-2255.

Prudential’s Gibraltar Fund, Inc.

Letter to Planholders

Annual Report

December 31, 2006

■	DEAR PLANHOLDER

At Prudential, we are committed to helping you achieve and sustain financial success. We hope that you find the annual report for Prudential’s Gibraltar Fund to be an informative and valuable resource.

Each year, we remind our clients about the benefits of diversification within their portfolios. A diversified portfolio helps you manage downside risk by not being overly invested in any particular asset class, and it helps better position your investments as asset classes rotate in and out of favor. Not only is diversification the best way to balance risk and return, but it can also help align your long-term goals with your risk tolerance. The result is a portfolio that may help you weather market fluctuations and more closely meet your long-term needs.

Contact your financial professional to take the first step in creating a diversified investment plan. Together you should review your reasons for investing, personal investment horizon and risk tolerance to develop a strategy that works best for you. A carefully chosen and broad mix of assets—reviewed periodically over time—can help you stay focused on meeting your long-term objectives.

Thank you for selecting our financial products. At Prudential, your financial security is our priority and we value the opportunity to help you grow and protect your wealth.

Sincerely,

David R. Odenath, Jr.

President,

Prudential’s Gibraltar Fund, Inc.	January 31, 2007

PRESIDENT

DAVID R. ODENATH, JR.

Prudential’s Gibraltar Fund, Inc.

Subadvised by:  Jennison Associates LLC

December 31, 2006

Investment Subadviser Report

Performance Summary - As of December 31, 2006

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Prudential’s Gibraltar Fund, Inc.	5.32%	4.66%	8.25%
S&P 500 Index[1]	15.78	6.18	8.42

Fund inception: 3/14/1968.

$10,000 INVESTED OVER 10 YEARS

Past performance is no guarantee of future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Fund’s inception.

For the year ended December 31, 2006, the Fund returned 5.32%, far short of the strong 15.78% return of the S&P 500 Index and below the 13.31% Lipper VIP Large-Cap Core Funds Average. Holdings in the financials, consumer discretionary, and energy sectors made the greatest contributions to the Fund’s return while its healthcare, technology, and consumer staples holdings declined.

The U.S. economy was strong in the first quarter of 2006, but perceptions about the prospects for growth, inflation, and interest rates fluctuated between May and the end of the year. The economy continued to expand, but at a slower pace. After raising its target for the fed funds rate (the overnight lending rate for banks) by 0.25 percentage point each time it met for more than two years, the Federal Open Market Committee took no action at its meetings in the second half of the year, suggesting that slowing growth reduced the inflation threat. A marked decline in oil and natural gas prices and moderation in the prices of other commodities lifted consumer confidence as 2006 drew to a close, allaying worries that consumer spending would wane.

Much of the Fund’s underperformance of the benchmark reflected the failure of share prices to rise as much as the generally strong profits growth of its portfolio. Some of this, particularly during the first seven months of the year, can be ascribed to concerns about the impact of a possible resurgence of inflation on growth stocks. Only after the Fed’s mid-July pause in interest rate hikes did many of our holdings begin to recover.

A number of positions in the technology sector suffered from weaker-than-expected demand and concerns about options backdating. Strong advances by Cisco Systems and Apple were offset by weakness in Yahoo!, Marvell Technology, eBay, and Corning. Internet giant Yahoo! tumbled after delaying the launch of its new advertising technology. eBay suffered from signs that search engines and other internet vehicles are eroding its online auction business while its PayPal business faces serious competition and eBay Express, a shopping-cart feature that permits buyers to select items from multiple sellers, may be eroding its profits. We sold both positions. Semiconductor provider Marvell Technology was hit by restricted stock options investigations and worries of slowing demand. We believe its core business is intact, and we like its management team and leadership position in many markets. Corning suffered as weak pricing for glass panels used in LCD televisions and computer monitors offset robust unit demand.

Certain healthcare holdings disappointed. We sold the position in UnitedHealth Group, which was hurt by investigations into the granting of stock options and other compensation for executive officers. St. Jude Medical suffered from a disruption in the U.S. implantable cardioverter defibrillator market in the wake of Guidant’s device recalls in late 2005. St. Jude believes the industry can rebound and its international sales remained strong.

Capital markets holdings Merrill Lynch, Charles Schwab, and Goldman Sachs posted surging profits growth. Shares of NYSE Group, operator of the New York Stock Exchange, soared amid growing optimism that it would gain approval for a merger with Euronext NV, creating a firm with unprecedented scale and global presence.

[1]	The S&P 500 Index is an unmanaged, market-value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

Presentation of Portfolio Holdings for the Prudential's Gibraltar Fund, Inc. as of December 31, 2006 (Unaudited)

Prudential’s Gibraltar Fund, Inc.
Five Largest Holdings(% of Net Assets)
PepsiCo, Inc.	4.53%
American International Group, Inc	4.21%
Cisco Systems, Inc.	3.64%
Microsoft Corp.	3.39%
Merrill Lynch & Co., Inc.	3.18%

For a complete listing of holdings, refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Fees and Expenses (unaudited)

As a contract owner investing in the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006 through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Fund expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Fund expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any contract fees and charges, insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

Prudential’s Gibraltar Fund, Inc.	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Actual	$1,000.00	$1,094.00	0.58%	$3.06
Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Portfolio’s fiscal year ending December 31, 2006 (to reflect the six-month period).

PRUDENTIAL’S GIBRALTAR FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments, at value (cost $178,599,956)	$219,362,939
Cash	969
Receivable for investments sold	3,247,593
Interest and dividends receivable	234,976
Foreign tax reclaim receivable	35,042
Prepaid expenses	3,456

Total Assets	222,884,975

LIABILITIES
Payable for investments purchased	485,208
Management fee payable	104,479
Accrued expenses and other liabilities	43,104

Total Liabilities	632,791

NET ASSETS	$222,252,184

Net assets were comprised of:
Common stock, at $0.01 par value	$233,207
Paid-in capital, in excess of par	226,994,815

227,228,022
Undistributed net investment income	12,537
Accumulated net realized loss on investments and foreign currency transactions	(45,751,358)
Net unrealized appreciation on investments	40,762,983

Net assets, December 31, 2006	$222,252,184

Net asset value and redemption price per share, 23,320,723 outstanding shares of common stock (authorized 75,000,000 shares)	$9.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $72,659 foreign withholding tax)	$2,277,345
Interest	238,930

2,516,275

EXPENSES
Management fee	1,230,047
Custodian’s fees	50,000
Directors’ fees	15,000
Audit fee	10,000
Insurance expenses	5,000
Legal fees and expenses	4,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	15,783

Total expenses	1,330,830

NET INVESTMENT INCOME	1,185,445

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	14,687,486
Net change in unrealized appreciation on investments	(4,802,282)

NET GAIN ON INVESTMENTS	9,885,204

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,070,649

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$1,185,445	$657,887
Net realized gain on investments	14,687,486	23,979,792
Net change in unrealized appreciation on investments	(4,802,282)	544,458

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	11,070,649	25,182,137

DIVIDENDS:
Dividends from net investment income	(1,187,000)	(725,420)

CAPITAL STOCK TRANSACTIONS:
Capital stock issued in reinvestment of dividends [134,306 and 84,490 shares, respectively]	1,187,000	725,420
Capital stock repurchased [2,604,255 and 3,236,516 shares, respectively]	(23,515,932)	(26,873,227)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(22,328,932)	(26,147,807)

TOTAL DECREASE IN NET ASSETS	(12,445,283)	(1,691,090)
NET ASSETS:
Beginning of year	234,697,467	236,388,557

End of year (a)	$222,252,184	$234,697,467

(a) Includes undistributed net investment income of:	$12,537	$14,092

SEE NOTES TO FINANCIAL STATEMENTS.

A1

PRUDENTIAL’S GIBRALTAR FUND, INC.

SCHEDULE OF INVESTMENTS	December 31, 2006

LONG-TERM INVESTMENTS — 97.6%		Value (Note 1)
COMMON STOCKS	Shares
Aerospace & Defense — 3.9%
Boeing Co.	61,400	$5,454,776
United Technologies Corp.	51,200	3,201,024

		8,655,800

Beverages — 4.5%
PepsiCo, Inc.	161,100	10,076,805

Biotechnology — 4.5%
Amgen, Inc.(a)	47,400	3,237,894
Genentech, Inc.(a)	82,700	6,709,451

		9,947,345

Capital Markets — 10.8%
Charles Schwab Corp. (The)	237,700	4,597,118
Goldman Sachs Group, Inc.	16,600	3,309,210
Lazard Ltd. “Class A”	40,100	1,898,334
Lehman Brothers Holdings, Inc.	28,900	2,257,668
Merrill Lynch & Co., Inc.	75,900	7,066,290
UBS AG	79,200	4,778,136

		23,906,756

Chemicals — 2.7%
E.I. du Pont de Nemours & Co.	98,200	4,783,322
Monsanto Co.	21,900	1,150,407

		5,933,729

Communications Equipment — 7.6%
Cisco Systems, Inc.(a)	295,700	8,081,481
Corning, Inc.(a)	81,400	1,522,994
Motorola, Inc.	118,400	2,434,304
QUALCOMM, Inc.	130,100	4,916,479

		16,955,258

Computers & Peripherals — 3.6%
Apple Computer, Inc.(a)	63,700	5,404,308
Hewlett-Packard Co.	63,900	2,632,041

		8,036,349

Consumer Finance — 2.1%
American Express Co.	78,300	4,750,461

Diversified Financial Services — 1.4%
NYSE Group, Inc.(a)	32,900	3,197,880

Electronic Equipment & Instruments — 1.5%
Agilent Technologies, Inc.(a)	95,000	3,310,750

Energy Equipment & Services — 1.3%
Schlumberger Ltd.	44,300	2,797,988

Food & Staples Retailing — 2.6%
CVS Corp.	74,400	2,299,704
Whole Foods Market, Inc.	74,700	3,505,671

		5,805,375

Healthcare Equipment & Supplies — 4.1%
Alcon, Inc.	43,400	4,850,818
Baxter International, Inc.	11,800	547,402
St. Jude Medical, Inc.(a)	102,300	3,740,088

		9,138,308

COMMON STOCKS		Value (Note 1)
(Continued)	Shares
Healthcare Providers & Services — 4.2%
CIGNA Corp.	19,400	$2,552,458
WellPoint, Inc.(a)	87,600	6,893,244

		9,445,702

Hotels, Restaurants & Leisure — 2.0%
International Game Technology	21,200	979,440
Marriott International, Inc. “Class A”	74,700	3,564,684

		4,544,124

Household Products — 2.3%
Procter & Gamble Co.	78,327	5,034,076

Industrial Conglomerates — 2.4%
General Electric Co.	142,800	5,313,588

Insurance — 4.2%
American International Group, Inc.	130,600	9,358,796

Internet Software & Services — 2.9%
Google, Inc. “Class A”(a)	14,000	6,446,720

Media — 4.7%
News Corp. “Class A”	156,500	3,361,620
Walt Disney Co.	204,700	7,015,069

		10,376,689

Multiline Retail — 2.7%
Federated Department Stores, Inc.	58,500	2,230,605
Target Corp.	66,700	3,805,235

		6,035,840

Oil, Gas & Consumable Fuels — 1.2%
Occidental Petroleum Corp.	53,100	2,592,873

Pharmaceuticals — 6.2%
Abbott Laboratories	117,100	5,703,941
Novartis AG, ADR (Switzerland)	77,200	4,434,368
Wyeth	69,500	3,538,940

		13,677,249

Semiconductors & Semiconductor Equipment — 1.5%
Marvell Technology Group, Ltd.(a)	179,300	3,440,767

Software — 8.8%
Adobe Systems, Inc.(a)	127,300	5,234,576
Electronic Arts, Inc.(a)	75,600	3,807,216
Microsoft Corp.	252,200	7,530,692
SAP AG, ADR (Germany)	56,700	3,010,770

		19,583,254

Specialty Retail — 1.3%
Lowe’s Cos., Inc.	74,300	2,314,445
Williams-Sonoma, Inc.	16,700	525,048

		2,839,493

Textiles, Apparel & Luxury Goods — 2.6%
NIKE, Inc. “Class B”	58,800	5,822,964

TOTAL LONG-TERM INVESTMENTS (cost $176,261,956)		217,024,939

SEE NOTES TO FINANCIAL STATEMENTS.

B1

PRUDENTIAL’S GIBRALTAR FUND, INC. (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2006

SHORT-TERM INVESTMENT — 1.1%	Principal Amount (000)	Value (Note 1)
Commercial Paper
General Electric Capital Corp., 5.15%, 1/3/07 (cost $2,338,000)	$2,338	$2,338,000

TOTAL INVESTMENTS — 98.7% (cost $178,599,956)		219,362,939
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.3%		2,889,245

NET ASSETS — 100.0%		$222,252,184

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2006 were as follows:

Capital Markets	10.8%
Software	8.8%
Communications Equipment	7.6%
Pharmaceuticals	6.2%
Media	4.7%
Beverages	4.5%
Biotechnology	4.5%
Healthcare Providers & Services	4.2%
Insurance	4.2%
Healthcare Equipment & Supplies	4.1%
Aerospace & Defense	3.9%
Computers & Peripherals	3.6%
Internet Software & Services	2.9%
Chemicals	2.7%
Multiline Retail	2.7%
Food & Staples Retailing	2.6%
Textiles, Apparel & Luxury Goods	2.6%
Industrial Conglomerates	2.4%
Household Products	2.3%
Consumer Finance	2.1%
Hotels, Restaurants & Leisure	2.0%
Electronic Equipment & Instruments	1.5%
Semiconductors & Semiconductor Equipment	1.5%
Diversified Financial Services	1.4%
Energy Equipment & Services	1.3%
Specialty Retail	1.3%
Oil, Gas & Consumable Fuels	1.2%
Commercial Paper	1.1%

98.7%
Other assets in excess of liabilities	1.3%

100.0%

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

B2

NOTES TO THE FINANCIAL STATEMENTS OF

PRUDENTIAL’S GIBRALTAR FUND, INC.

Prudential’s Gibraltar Fund, Inc. (the “Fund”) was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The investment objective of the fund is growth of capital to the extent compatible with a concern for preservation of principal by investing in common stocks and other securities convertible into common stock. The Fund was organized by The Prudential Insurance Company of America (“PICA”) to serve as the investment medium for the variable contract accounts of The Prudential Financial Security Program (“FSP”). The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Note 1:	Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate the net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Dividends and Distributions:    The fund expects to pay dividends of net investment income semi-annually and distributions of net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes:    It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to it’s shareholders. Therefore, no federal income tax provision is required.

C1

Withholding taxes on foreign dividends are recorded, net of receivable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 2:	Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of Jennison, compensation of officers of the Fund, costs related to shareholder reporting, occupancy and certain clerical and administrative expenses of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of 0.55 of 1% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as distributor of the shares of the Fund. No distribution or service fees are paid to PIMS as distributor of shares of the Fund.

For the year ended December 31, 2006, Wachovia Securities, LLC, an affiliate of PI, earned $1,252 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

PI, PICA, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2006.

Note 3:	Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2006 aggregated $137,385,050 and $158,795,258, respectively.

Note 4:	Distributions and Tax Information

For the years ended December 31, 2006 and 2005, the tax character of dividends paid reflected in the Statement of Changes in Net Assets were $1,187,000 and $725,420 of ordinary income, respectively.

As of December 31, 2006, the accumulated undistributable earnings on a tax basis consisted of $12,537 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2006 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$180,140,494	$40,271,899	$1,049,454	$39,222,445

The difference between book basis and tax basis is attributable to deferred losses on wash sales.

C2

For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2006 of approximately $44,211,000 of which, $31,275,000 expires in 2010 and $12,936,000 expires in 2011. Approximately $14,671,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2006. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Note 5.	New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

C3

Financial Highlights

	Prudential’s Gibraltar Fund, Inc.
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.10	$8.17	$7.38	$5.69	$7.79

Income From Investment Operations:
Net investment income	.05	.03	.04	.02	.06
Net realized and unrealized gains (losses) on investments	.43	.93	.79	1.69	(2.10)

Total from investment operations	.48	.96	.83	1.71	(2.04)

Less Dividends:
Dividends from net investment income	(.05)	(.03)	(.04)	(.02)	(.06)

Net Asset Value, end of year	$9.53	$9.10	$8.17	$7.38	$5.69

Total Investment Return(a):	5.32%	11.74%	11.27%	29.99%	(26.23)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$222.3	$234.7	$236.4	$232.5	$200.2
Ratios to average net assets:
Expenses	.60%	.62%	.61%	.63%	.23%
Net investment income	.53%	.29%	.51%	.26%	.87%
Portfolio turnover rate	62%	76%	74%	80%	89%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS OF PRUDENTIAL’S GIBRALTAR FUND, INC.

We have audited the accompanying statements of assets and liabilities of Prudential’s Gibraltar Fund, Inc. (hereafter referred to as the “Fund”), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm whose report dated February 13, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prudential’s Gibraltar Fund, Inc. as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2007

E1

Tax Information (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2006) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 2006, the Fund paid $0.03 per share from ordinary income.

Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal year ended December 31, 2006, qualified for the corporate dividends received deduction available to corporate taxpayers.

The Fund intends to designate 100% of the ordinary income dividends as qualified for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund intends to designate 20.13% of the ordinary income dividends as qualified interest income (QII) under the American Jobs Creation Act of 2004.

E2

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

Saul K. Fenster, Ph.D. (73)	Director, Since 1985	77	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation; Board of Directors of IDT Corporation (2000-2006)

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation, formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (68)	Director, Since 2003	76

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

W. Scott McDonald, Jr. (69)	Vice Chairman and Director, Since 1985	77

Principal Occupations During Past 5 Years – Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (65)	Chairman and Director, Since 2003	76

Principal Occupations During Past 5 Years – Chief Executive Officer, Excell Partners, Inc., formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.

Thomas M. O’Brien (56)	Director, Since 2003	76	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (since May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Principal Occupations During Past 5 Years – President and COO (since November 2006) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

John A. Pileski (67)	Director, Since 2003	76	Director (since April 2001) of New York Community Bank; Director (since May 1980) of Surf Club of Quogue, Inc.

Principal Occupations During Past 5 Years – Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.

F. Don Schwartz (71)	Director, Since 2003	76

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

F1

Interested Directors
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

*David R. Odenath (49)	President and Director Since 1999	76

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Executive Vice President (since May 2003) of Prudential Investment Management Services LLC; President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of American Skandia Investment Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (September 1999-February 2003) of Prudential Investments LLC.

*Robert F. Gunia (60)	Vice President and Director since 2003	154	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.;

Principal Occupations During Past 5 Years – Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Officers
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (47)	Treasurer and Principal Financial and Accounting Officer Since 1997	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Kathryn L. Quirk (54)	Chief Legal Officer Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49)	Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (32)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (35)	Assistant Secretary Since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Lee D. Augsburger (47)	Chief Compliance Officer Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Valerie M. Simpson (48)	Deputy Chief Compliance Officer Since 2007	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President – Financial Reporting (since March 2006) for Prudential Life Annuities Finance.

F2

Officers
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

M. Sadiq Peshimam (43)	Assistant Treasurer Since 2006	Vice President, (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42)	Assistant Treasurer Since 2006	Vice President, (since 2005) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Alan Fu (50)	Assistant Treasurer Since 2006	Vice President - Tax, The Prudential Insurance Company of America (1999-October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

Andrew French (44)	Assistant Secretary Since 2006	Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42)	Anti-Money Laundering Compliance Officer Since 2006	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

* “Interested” Director, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Directors and Officers.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

F3

This report is not authorized for distribution unless preceded or accompanied by a current prospectus and current performance results. The prospectus contains complete information regarding risks and charges, and expenses, and should be read carefully before you invest or send money.

Variable annuities contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. For costs and complete details, refer to your contract or contact your licensed financial professional.

For service-related questions, please contact the Annuity Service Center at (888) 778-2888.

The 2006 Audited Financial Statements of The Prudential Insurance Company of America will be available commencing April 30, 2007. You may call (888) 778-2888 to obtain a free copy of the Audited Financial Statements.

Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

751 Broad Street

Newark NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

IFS-A114428    FSP AR    Ed. 2/2007

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. John A. Pileski, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended December 31, 2006 and December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $14,700 and $14,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee – Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $51,000, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act - Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. - Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act - Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Prudential’s Gibraltar Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	February 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David R. Odenath
David R. Odenath
President and Principal Executive Officer

Date	February 22, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	February 22, 2007

*	Print the name and title of each signing officer under his or her signature.